CERTIFICATION PURSUANT TO SECTION 906

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a -2(b) under the Investment Company Act of 1940, and accompanies the report on Form N -CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan BetaBuilders MSCI US REIT ETF, JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan High Yield Research Enhanced ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”), series of J.P. Morgan Exchange -Traded Fund Trust (the “Registrant”);

I, Brian S. Shlissel, certify that:

1.	The Form N -CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N -CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Brian S. Shlissel
Brian S. Shlissel
Interim President and Principal Executive Officer

November 2, 2020

This certificate is furnished pursuant to the requirements of Form N -CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

CERTIFICATION PURSUANT TO SECTION 906

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a -2(b) under the Investment Company Act of 1940, and accompanies the report on Form N -CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan BetaBuilders MSCI US REIT ETF, JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan High Yield Research Enhanced ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”), series of J.P. Morgan Exchange -Traded Fund Trust (the “Registrant”);

I, Timothy J. Clemens, certify that:

1.	The Form N -CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N -CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer

November 2, 2020

This certificate is furnished pursuant to the requirements of Form N -CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.